UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 19, 2010

GLOBAL HEALTH VENTURES INC.
(Exact name of registrant as specified in its charter)

Nevada	333-137888	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

409 Granville Street, Suite 1023
Vancouver, British Columbia, Canada V6C 1T2
(Address of principal executive offices)

(604) 324-4844
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02     Unregistered Sales of Equity Securities

Further to our Form 8-K filed on March 25, 2010 with the Securities and Exchange Commission relating to the sale of a convertible debenture by us to an investor on March 19, 2010 in the principal amount of $4,200,000: (i) on September 17, 2010, the investor converted $135,000 in principal amount of the debenture into 1,355,422 shares of our common stock; and (ii) on October 5, 2010, the investor converted $100,000 in principal amount of the debenture into 1,686,654 shares of our common stock, in accordance with the terms of the debenture as described in the originally filed Form 8-K.

The issuance of our shares was made pursuant to the exemption from the registration requirements of the United States Securities Act of 1933, as amended (the “Act”), provided by Section 4(2) of the Act and Rule 506 of Regulation D promulgated thereunder, to a sophisticated investor that acquired our securities for investment purposes and not pursuant to any general solicitation by us.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2010		GLOBAL HEALTH VENTURES INC.

	By:	/s/ Hassan Salari
Hassan Salari
President